                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)               NOVEMBER 29, 1996


                                VIEW TECH, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                      0-25940                   77-0312442
(STATE OR OTHER JURISDICTION      (COMMISSION FILE            (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)               IDENTIFICATION NO.)



                  950 FLYNN ROAD, CAMARILLO, CALIFORNIA 93012
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (805) 482-8277


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



     EXPLANATORY NOTE: Pursuant to Item 7, this Form 8-KA amends Item 7 of View Tech, Inc.'s ("View Tech") Current Report on Form 8-K filed on December 4, 1996, to provide the financial statements of the business acquired and the pro forma financial information required by Item 7. The remaining Items have not been amended and have not been restated in this Form 8-K/A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of business acquired.

               1. The audited financial statements of USTeleCenters, Inc. for the twelve months ended June 30, 1996 and 1995, required by this Item 7(a) are incorporated herein by reference to financial statements set forth in the Registration Statement on Form SB-2 (SEC File No. 333-19597) for View Tech, dated January 31, 1997.

               2. The unaudited financial statements of USTeleCenters, Inc. for the three months ended September 30, 1996 and 1995 required by this Item 7(a) are incorporated herein by reference to financial statements set forth in the Registration Statement on Form SB-2 (SEC File No. 333-19597) for View Tech, dated January 31, 1997.

          (b)  Pro Forma Financial Information (unaudited).

               1. Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended June 30, 1996 and 1995 and unaudited pro forma combined Balance Sheet as of June 30, 1996 and 1995 are incorporated herein by reference to the pro forma combined financial data set forth in the Registration Statement on Form S-4 (SEC File No. 333-13459) for View Tech, dated November 5, 1996.

               2. Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended September 30, 1996 and 1995 and unaudited pro forma condensed combined Balance Sheets as of September 30, 1996 and 1995, filed herewith.

          (c)  Exhibits

               20.1 Joint Proxy Statement/View Tech Proxy Statement/Prospectus for View Tech, Inc. and USTeleCenters, Inc. included with View Tech's registration statement on Form S-4, dated November 5, 1996, (SEC File No. 333-13459).

               21.1 Agreement and Plan of Merger among View Tech, Inc., View Tech Acquisition, Inc. and USTeleCenters,Inc. dated as of September 5, 1996 (incorporated herein by reference to Appendix A to the Joint Proxy Statement/View Tech Proxy Statement/Prospectus included in View Tech's Registration Statement on Form S-4 (Sec File No. 333-13459) for View Tech, dated November 5, 1996).

               23.1  Consent of Carpenter Kuhen & Sprayberry, filed herewith.

               23.2  Consent of Arthur Andersen LLP, filed herewith.

               99.1 Press release announcing completion of the Merger (previously filed on December 4, 1996).

                                VIEW TECH, INC.
                   PROFORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                                 Pro Forma                Pro Forma
                                                   View Tech         UST        Adjustments                Combined
                                                  -----------    -----------    -----------               -----------
ASSETS:
Current Assets:
  Cash and cash equivalents.....................  $ 1,155,565    $     2,300     $        --              $ 1,157,865
  Accounts receivable, net......................    6,141,682      3,767,025      (1,000,000)(6)            8,908,707
  Notes receivable..............................    1,008,722             --              --                1,008,722
  Inventory.....................................    1,264,398        506,509              --                1,770,907
  Other current assets..........................    1,096,692        272,872              --                1,369,564
                                                  -----------    -----------     -----------              -----------
    Total Current Assets........................   10,667,059      4,548,706      (1,000,000)              14,215,765
Property and equipment, net.....................      946,251      1,791,207              --                2,737,458
Deferred charges - goodwill, net................    1,654,203             --              --                1,654,203
Other assets....................................      101,343         52,003              --                  153,346
                                                  -----------    -----------     -----------              -----------
                                                  $13,368,856    $ 6,391,916     $(1,000,000)             $18,760,772
                                                  ===========    ===========     ===========              ===========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
  Accounts payable..............................  $ 4,664,593    $ 1,838,816     $        --              $ 6,503,409
  Note Payable - vendor.........................           --        197,672              --                  197,672
  Note payable..................................      220,000      1,000,000      (1,000,000)(6)              220,000
  Current portion of long-term debt.............           --      1,699,983              --                1,699,983
  Current portion of amounts due to landlords...           --        143,707              --                  143,707
  Customer deposits.............................           --        187,121              --                  187,121
  Other current liabilities.....................      576,703        890,189       1,500,000 (3)            2,966,892
                                                  -----------    -----------     -----------              -----------
    Total Current Liabilities...................    5,461,296      5,957,488         500,000               11,918,784
                                                  -----------    -----------     -----------              -----------
Long-Term Liabilities...........................      223,181        596,834              --                  820,015
                                                  -----------    -----------     -----------              -----------
Stockholders' Equity:
  Common stock, par value $0.01.................       30,931         90,592         (68,182)(2)               53,341
  Common stock subscribed, net..................    1,390,102             --              --                1,390,102
  Paid-in capital...............................    6,768,921      1,352,915          68,182 (2)            8,190,018
  Shareholder distributions.....................           --     (2,027,674)      2,027,674 (2)                   --
  Retained earnings (deficit)...................     (505,575)       421,761      (3,527,674)(2)(3)        (3,611,488)
                                                  -----------    -----------     -----------              -----------
                                                    7,684,379       (162,406)     (1,500,000)               6,021,973
                                                  -----------    -----------     -----------              -----------
                                                  $13,368,856    $ 6,391,916     $(1,000,000)             $18,760,772
                                                  ===========    ===========     ===========              ===========

      See notes to the pro forma condensed combined financial statements.

                                VIEW TECH, INC.
                   PROFORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                                                               Pro Forma                Pro Forma
                                                  View Tech        UST        Adjustments               Combined
                                                 -----------   ------------   ------------            -------------
ASSETS:
Current Assets:
  Cash and cash equivalents...................... $3,846,379   $        --    $        --              $ 3,846,379
  Accounts receivable, net.......................  2,481,517     3,110,135             --                5,591,652
  Inventory......................................  1,029,882       819,000             --                1,848,882
  Other current assets...........................    291,960       247,168             --                  539,128
                                                  ----------   -----------    -----------              -----------
    Total Current Assets.........................  7,649,738     4,176,303             --               11,826,041
Property and equipment, net......................    238,662     2,101,969             --                2,340,631
Other assets.....................................    105,898        57,719             --                  163,617
                                                  ----------   -----------    -----------              -----------
                                                  $7,994,298   $ 6,335,991    $        --              $14,330,289
                                                  ==========   ===========    ===========              ===========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
  Accounts payable............................... $2,359,194   $ 2,274,021    $        --              $ 4,633,215
  Current portion of long-term debt..............         --     2,768,455             --                2,768,455
  Current portion of amounts due to landlords....         --       240,314             --                  240,314
  Other current liabilities......................    232,235     1,346,913      1,500,000 (3)            3,079,148
                                                  ----------   -----------    -----------              -----------
    Total Current Liabilities....................  2,591,429     6,629,703      1,500,000               10,721,132
                                                  ----------   -----------    -----------              -----------
Long-Term Liabilities............................     21,146     1,025,782             --                1,046,928
                                                  ----------   -----------    -----------              -----------
Stockholders' Equity:
  Common stock, par value $0.01..................     28,625        89,947        (67,723)(2)               50,849
  Paid-in capital................................  5,243,620     1,369,310         46,723 (2)            6,659,653
  Treasury stock, at cost........................         --       (21,000)        21,000 (2)                   --
  Shareholder distributions......................         --    (2,027,674)     2,027,674 (2)                   --
  Retained earnings (deficit)....................    109,478      (730,077)    (3,527,674)(2)(3)        (4,148,273)
                                                  ----------   -----------    -----------              -----------
                                                   5,381,723    (1,319,494)    (1,500,000)               2,562,229
                                                  ----------   -----------    -----------              -----------
                                                  $7,994,298   $ 6,335,991    $        --              $14,330,289
                                                  ==========   ===========    ===========              ===========

      See notes to the pro forma condensed combined financial statements.

                                VIEW TECH, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                         Three Months Ended September 30, 1996
                                       -----------------------------------------
                                                                     Pro Forma
                                        View Tech         UST         Combined
                                       ------------   -----------   ------------
Revenues:
  Product sales and services........... $5,364,952    $  637,027    $ 6,001,979
  Agency commissions...................         --     4,016,505      4,016,505
                                        ----------    ----------    -----------
                                         5,364,952     4,653,532     10,018,484
                                        ----------    ----------    -----------

Operating Expenses:
  Costs of goods sold..................  3,786,229     1,030,912      4,817,141
  Sales and marketing..................    660,931     2,119,503      2,780,434
  General and administrative...........  1,054,291       897,900      1,952,191
                                        ----------    ----------    -----------
                                         5,501,451     4,048,315      9,549,766
                                        ----------    ----------    -----------

Income (Loss) from Operations..........   (136,499)      605,217        468,718

Other Income (expenses)................     14,120       (81,501)       (67,381)
                                        ----------    ----------    -----------

Income (Loss) before Income Taxes......   (122,379)      532,716        401,337

Provision for Income Taxes(5)..........     48,036       (62,000)       (13,964)
                                        ----------    ----------    -----------

Net Income (Loss)...................... $  (74,343)   $  461,716    $   387,373
                                        ==========    ==========    ===========

Earnings (Loss) Per Share.............. $     (.03)   $      .21    $       .06
                                        ==========    ==========    ===========

Weighted Average Shares
Outstanding (4)........................  2,959,248     2,240,976      6,288,305
                                        ==========    ==========    ===========

      See notes to the pro forma condensed combined financial statements.

                                  VIEW TECH, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                         Three Months Ended September 30, 1995
                                       ------------------------------------------
                                                                      Pro Forma
                                        View Tech         UST         Combined
                                       ------------   ------------   -----------
Revenues:
  Product sales and services........... $1,689,673     $1,003,614     $2,693,287
  Agency commissions...................         --      3,723,403      3,723,403
                                        ----------     ----------     ----------
                                         1,689,673      4,727,017      6,416,690
                                        ----------     ----------     ----------

Operating Expenses:
  Costs of goods sold..................  1,160,358      1,121,031      2,281,389
  Sales and marketing..................    245,496      2,061,880      2,307,376
  General and administrative...........    585,993        963,905      1,549,898
                                        ----------     ----------     ----------
                                         1,991,847      4,146,816      6,138,663
                                        ----------     ----------     ----------

Income (Loss) from Operations..........   (302,174)       580,201        278,027

Other Income (expenses)................     56,216       (119,307)       (63,091)
                                        ----------     ----------     ----------

Income (Loss) before Income Taxes......   (245,958)       460,894        214,936

Provision for Income Taxes (5).........     90,607        (30,900)        59,707
                                        ----------     ----------     ----------

Net Income (Loss)...................... $ (155,351)    $  429,994     $  274,643
                                        ==========     ==========     ==========

Earnings (Loss) Per Share.............. $     (.05)    $      .19     $      .05
                                        ==========     ==========     ==========

Weighted Average Shares
Outstanding(4).........................  2,858,750      2,240,979      5,571,055
                                        ==========     ==========     ==========

      See notes to the pro forma condensed combined financial statements.

                                 VIEW TECH, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.  GENERAL
    -------

The pro forma data presented herein includes the effects of the merger between View Tech, Inc. ("View Tech") and USTeleCenters, Inc. ("UST") which was consummated on November 29, 1996. Such pro forma information is derived from the unaudited balance sheets and statements of operations of View Tech and UST as of September 30, 1996 and 1995 and for the three months then ended.

2.  STOCKHOLDERS' EQUITY
    --------------------

The pro forma adjustments to common stock, paid in capital and treasury stock as of September 30, 1996 and 1995, reflect the issuance of 2,240,976 shares of View Tech common stock for all of the outstanding shares of UST common stock, representing a Conversion Ratio of 0.24534 View Tech share for each share of UST common stock. Shareholder distributions shown on the pro forma condensed combined balance sheets for UST as of September 30, 1996 and 1995 have been reflected in the combined companies retained earnings since UST converted to a C corporation upon closing of the Merger.

3.  MERGER EXPENSES
    ---------------

Under the pooling-of-interests method of accounting, costs associated with the merger of View Tech and UST are treated as an expense of the combined company. The accompanying pro forma condensed combined statements of operations do not reflect the expense associated with the Merger, which are estimated to be approximately $2.5 million pre-tax and $1.5 million after-tax, that will be recorded in the first period that financial statements of the combined companies are presented, since such expenses are non-recurring. The after-tax effect of these expenses are, however, reflected in the accompanying pro forma condensed combined balance sheets as of September 30, 1996 and 1995, respectively, as a liability and as a reduction to retained earnings. Merger expenses consist primarily of professional fees including, investment advisory, legal and accounting fees. The tax effect of the Merger expenses was calculated using View Tech's effective combined federal and state income tax rate of approximately 40%.

4.  WEIGHTED AVERAGE SHARES OUTSTANDING
    -----------------------------------

The weighted average number of shares shown in the pro forma combined statements of operations for the three months ended September 30, 1996 and 1995 for UST represents the number of shares of View Tech common stock issued to the UST stockholders in connection with the Merger. The weighted average number of shares shown in the for View Tech for the three months ended September 30, 1996 and 1995 represents the actual weighted average shares outstanding for View Tech at such dates.

5.  INCOME TAXES
    ------------

UST was an S corporation prior to the merger. As an S corporation, UST was generally not subject to federal income taxes. Instead the stockholders were taxed on their respective share of UST income at the stockholder's individual federal and state income tax rates. Accordingly, there was no provision for federal income taxes recorded by UST for the three months ended September 30, 1996 and 1995. Effective with the closing of the merger, UST converted to a C corporation. Net income for the three months ended September 30, 1996 and 1995 include a provision for income taxes to reflect income taxes as if UST had been combined with View Tech during such periods.

6.  NOTE PAYABLE
    ------------

Represents the elimination of a note receivable/payable balance between View Tech and UST as of September 30, 1996.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VIEW TECH, INC.


February 14, 1997                /s/  William M. McKay
-----------------                ---------------------
Date                             William M. McKay
                                 Chief Financial Officer